UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 22, 2006

SIBLING ENTERTAINMENT GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

333-60958	13-3963541
Commission File Number)	(IRS Employer Identification No.)

511 West 25th Street Suite 503 New York, New York 10001	(212) 414-9600
(Address of Principal Executive Offices)	(Telephone Number including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 18, 2006, Sona Development Corp. (“Sona”) (OTCBB:SDVC) announced that it has executed a letter of intent to purchase 100% of the assets of Sibling Entertainment Group, Inc. (“Sibling”), an entertainment development and production company based in New York City by acquiring certain wholly owned subsidiaries to be formed by Sibling for the purpose of this transaction.

Exhibit 10.1 – SONA Press Release

Exhibit 10.2 – Letter of Intent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBLING ENTERTAINMENT GROUP, INC.

Dated: May 23, 2006	By:	/s/ James S. Cardwell
James Cardwell, Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit No. 10.1	SONA Press Release
Exhibit No. 10.2	Letter of Intent